Exhibit 10.6














                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                     WARBURG, PINCUS CAPITAL COMPANY, L.P.,

                     WARBURG, PINCUS CAPITAL PARTNERS, L.P.,

                         WARBURG, PINCUS INVESTORS, L.P.

                                       AND

                            JOURNAL REGISTER COMPANY


                                   DATED AS OF

                                   MAY 6, 1997


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                                TABLE OF CONTENTS

                                                                            PAGE

1.    DEFINITIONS............................................................1
      (a)   Defined Terms....................................................1

2.    REGISTRATION RIGHTS....................................................2
      (a)   Requested Registration...........................................2
      (b)   Piggyback Registration...........................................4
      (c)   Registration Procedures..........................................5
      (d)   Allocation of Expenses...........................................7
      (e)   Indemnification..................................................7
      (f)   Contribution.....................................................9
      (g)   Rule 144........................................................10
      (h)   Information by Stockholder......................................10
      (i)   Hold-Back Agreement.............................................10

3.    INFORMATION AS TO THE COMPANY AND RELATED COVENANTS...................11
      (a)   Inspection......................................................11
      (b)   Confidentiality.................................................11

4.    NOTICES...............................................................11
      (a)   Notices.........................................................11

5.    MISCELLANEOUS.........................................................12
      (a)   Governing Law...................................................12
      (b)   Successors and Assigns..........................................12
      (c)   Entire Agreement; Amendment; Waiver.............................12
      (d)   Section Headings................................................13
      (e)   Counterparts....................................................13
      (f)   Expenses and Taxes..............................................13
      (g)   Reproduction of Documents.......................................13
      (h)   Usage...........................................................13
      (i)   Third-Party Beneficiaries.......................................13





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                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement is made and entered into as of May 6, 1997, by and among Warburg, Pincus Capital Company, L.P., a Delaware limited partnership ("WPCC"), Warburg, Pincus Capital Partners, L.P., a Delaware limited partnership ("WPCP"), Warburg, Pincus Investors, L.P., a Delaware limited partnership ("WPI") (each hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders"), and Journal Register Company, a Delaware corporation (the "Company").


                                    RECITALS

      WHEREAS, the Company is currently contemplating an Initial Public Offering (as defined herein) of the Company's Common Stock (as defined herein); and

      WHEREAS, the Company has agreed to grant certain registration rights to the Stockholders with respect to the Registrable Shares (as defined herein);

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

      1.    DEFINITIONS

      (a) DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below (unless otherwise expressly provided herein):

            "ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under the Act, as they each may, from time to time, be in effect.

            "AGREEMENT" means this Registration Rights Agreement, as it may be amended from time to time.

            "AFFILIATE" means any person or entity, directly or indirectly, controlling, controlled by or under common control with another person or entity.

            "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

            "COMMON STOCK" means the shares of common stock, par value $.01 per share, of the Company.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under the Exchange Act, as they each may, from time to time, be in effect.

            "INITIAL PUBLIC OFFERING" occurs the date on which the Company completes an initial underwritten public offering of shares of its Common Stock pursuant to an effective Registration Statement.

            "PERSON" means an individual, partnership, joint-stock company, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

            "REGISTRABLE SHARES" means (i) shares of Common Stock issued or issuable to the Stockholders, (ii) any additional shares of Common Stock acquired by the Stockholders, (iii) any shares of Common Stock subject to options or warrants held by the Stockholders and (iv) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares of Common Stock referred to in clauses (i), (ii) or (iii) above.

            "REGISTRATION  EXPENSES"  means the expenses  described in Section
2(d).

            "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission under the Act for a public offering and sale of securities of the Company (other than any registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another company or entity).

            "RULE 144" means Rule 144 as promulgated by the Commission under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

            "RULE 415" means Rule 415 as promulgated by the Commission under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

            "SUBSIDIARY" means a corporation, partnership, limited liability company or other entity of which the Company owns, directly or indirectly, more than fifty percent (50%) of the voting stock.

      2.    REGISTRATION RIGHTS

      (a)   REQUESTED REGISTRATION.

            (i) If the Company shall at any time receive from WPCC, WPCP or WPI (the "Requesting Stockholder(s)") a written request that the Company effect a registration with respect to all or a part of the Registrable Shares owned by such Requesting Stockholder(s), and the Stockholders collectively (for this purpose, together with any Person whose shares of Common Stock would be required to be aggregated with the shares held by the Stockholders pursuant to Rule 144) own at least ten percent (10%) of the then outstanding shares of Common Stock, the Company shall:

                  (A) within five business days of receipt of the written request from such Requesting Stockholder(s), give written notice of the proposed registration to all other holders of Registrable Shares and to Thomas Hardy, Alan Leslie, Frances Leslie, Greta Pofcher and the estate of Munroe Pofcher (in the case of such individuals, at their respective addresses as set forth on the stock records of the Company) (such other holders and such individuals being hereinafter referred to collectively as the "Holders"); and

                  (B) as soon as  practicable,  use its best  efforts  to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Act) and take such other actions as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of Common Stock of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 business days after written notice from the Company is given pursuant to Section 2(a)(i)(A) above; PROVIDED, HOWEVER, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2(a) other than two such registrations by the Stockholders (each, a "Required Registration") (counting for this purpose only registrations which have been declared or ordered effective and pursuant to which securities have been sold).

                  The Registration Statement filed pursuant to the request of the Requesting Stockholder(s) may, subject to the provisions of Section 2(a)(ii) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Stockholders"), but the Company shall have no absolute right to include any of its securities in any such registration.

            (ii) If the Requesting Stockholder(s) intend to distribute the Registrable Shares covered by their request by means of an underwriting, such Requesting Stockholder(s) shall so advise the Company as a part of their request made pursuant to this Section 2(a), and the provisions of this Section 2(a)(ii) shall apply:

                  If officers or directors of the Company holding Common Stock of the Company shall request inclusion in any registration pursuant to this
Section 2(a)(ii), or if the Other Stockholders request such inclusion, the Requesting Stockholder(s) shall offer to include the securities of such officers, directors and Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 2. The Requesting Stockholder(s) and Holders whose shares are to be included in such registration and the Company shall (together with all officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Requesting Stockholder(s) owning a majority of the Registrable Shares to be included in such Registration Statement and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2(a), if the representative of the underwriter or underwriters advises the Requesting Stockholder(s) in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the securities held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares further reductions are still required, the number of shares included in the registration by the Requesting Stockholder(s) and the Holders shall be reduced on a pro rata basis (based on the number of shares requested by the Requesting Stockholder(s) and the Holders to be included in such registration), by such minimum number of shares as is necessary to comply with such request. No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Requesting Stockholder(s). The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

            (iii) Notwithstanding the foregoing, if the Company shall furnish to the Requesting Stockholder(s) a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, based upon circumstances existing at the time the Requesting Stockholder(s) make a written request pursuant to Section 2(a)(i), it would be seriously detrimental to the Company for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Requesting Stockholder(s); PROVIDED, HOWEVER, the Company may not utilize this right more than once in any 12 month period.

      (b)   PIGGYBACK REGISTRATION.

            (i) Whenever the Company proposes to file a Registration Statement, the Company shall promptly give written notice to each Stockholder of its intention to do so and, upon the written request of any Stockholder given within ten business days after the Company provides such notice (which request shall state the intended method of disposition of the Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by each Stockholder to register to be registered under the Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder; PROVIDED, HOWEVER, the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(b) without obligation to any Stockholder.

            (ii) In connection with any offering under this Section 2(b) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the representative of the underwriter or underwriters the registration of all, or part of, the Registrable Shares which the Stockholder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the representative believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Stockholder has requested to be included, then, except as described below, the Stockholder shall participate in the underwriting pro rata based on the number of shares requested by such Stockholder to be included in such registration (or in any other proportion as agreed upon by all holders of the Common Stock entitled to registration), and if a Stockholder would thus be entitled to include more shares than the Stockholder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

      (c) REGISTRATION PROCEDURES. If and when the Company is required by the provisions of this Agreement to seek to effect the registration of any of the Registrable Shares under the Act, the Company shall:

            (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

            (ii) keep such registration effective for a period of 120 days or until the Requesting Stockholder(s) have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that (A) such 120-day period shall be extended for a period of time equal to the period the Requesting Stockholder(s) refrains from selling any securities included in such registration at the request of an underwriter of the Common Stock of the Company; and (B) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement;

            (iii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement;

            (iv) furnish to the Stockholder such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or disposition of the Registrable Shares owned by the Stockholder;

            (v) use its best efforts to cause all such Registrable Shares registered hereunder to be listed on each securities exchange or quoted on each automated quotation service on which similar securities issued by the Company are then listed or quoted;

            (vi) provide a transfer agent and registrar for all Registrable Shares covered by the Registration Statement and a CUSIP number, if necessary, for all such Registrable Shares, in each case not later than the effective date of such registration;

            (vii) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the Stockholders may reasonably request and do any and all other acts and things that may be necessary or desirable to enable the Stockholders to consummate the public sale or other disposition in such jurisdictions; PROVIDED, HOWEVER, the Company shall not be required in connection with this Section 2(c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction nor register or qualify the securities in any state which as a condition to such registration or qualification would impose restrictions or other conditions on the Company or any of its officers, directors or shareholders (including with respect to any shares held by such Persons), unless such restrictions or other conditions are approved by the party adversely affected;

            (viii) furnish to each Requesting Stockholder and the managing underwriters, if any, without any additional charge, one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (ix) use its best efforts to (A) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Requesting Stockholder(s) with a majority of the Registrable Shares being sold), and updates thereof addressed to the Requesting Stockholder(s), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, if any; and (B) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the Requesting Stockholder(s) with a majority of the Registrable Shares being sold) from the Company's independent certified public accountants addressed to such Requesting Stockholder(s) (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings and such other matters as the underwriters, if any, or the Requesting Stockholder(s) with a majority of the Registrable Shares being sold, reasonably request. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder or, if not an underwritten offering, as otherwise reasonably requested by the Requesting Stockholder(s) with a majority of the Registrable Shares being sold; and

            (x) make available for inspection by a representative of the Requesting Stockholder(s) and any attorneys or accountants retained by such Requesting Stockholder(s) (and, to the extent reasonably requested, furnish copies), in connection with the preparation of a Registration Statement pursuant to this Agreement, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative(s), attorney(s) or accountant(s) in connection with such registration; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or under applicable law; and PROVIDED, FURTHER, that appropriate arrangements are made, to the extent required by applicable antitrust law, to limit access to such information of the Company to representatives of the Requesting Stockholder(s) who are not officers or employees of the Requesting Stockholder(s); and PROVIDED, FURTHER that, without limiting the foregoing, no such information shall be used by any such Person in connection with any market transactions in securities of the Company or its subsidiaries in violation of law.

            If the Company has delivered preliminary or final prospectuses to the Stockholder and after having done so the prospectus is amended to comply with the requirements of the Act, the Company shall promptly notify the Stockholder and, if requested, the Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Stockholder with revised prospectuses to permit the Stockholder to resume making offers of the Registrable Shares.

      (d) ALLOCATION OF EXPENSES. The Company shall pay all Registration Expenses of all registrations under this Agreement, regardless of whether such registrations become effective. For purposes of this Section 2, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 2, including, without limitation, all registration and filing fees, exchange or automated quotation service listing or quotation fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses and the expense of any regular or special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and stock transfer taxes attributable to the sale of the Registrable Shares and the fees and expenses of any Stockholder's own counsel and accountants, which shall be borne by such Stockholder.

      (e) INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Requesting Stockholder(s) and each Holder whose shares of Common Stock are included in such registration, each of its officers, directors, partners, members, legal counsel, accountants and each Person controlling such Requesting Stockholder or Holder within the meaning of Section 15 of the Act, and each other Person with Common Stock covered by such registration (the "Stockholder Group"), against any losses, claims, damages or liabilities, joint or several, to which a member of the Stockholder Group may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such member of the Stockholder Group for any legal or any other expenses reasonably incurred by the member in connection with investigating and defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that this indemnity agreement does not apply with respect to any loss, claim, damage, expense or liability suffered by any member of the Stockholder Group to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such member of the Stockholder Group expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment thereto); PROVIDED, FURTHER, that the indemnity agreement contained in this paragraph shall not apply to any indemnified party if such untrue statement or omission or alleged untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus and such indemnified party or its principal failed to deliver a copy of the final or amended prospectus at or prior to the sale of the Registrable Shares.

            In the event of any registration of any of the Registrable Shares under the Act pursuant to this Agreement, the Requesting Stockholder(s) and each Holder whose shares of Common Stock are included in such registration shall indemnify and hold harmless the Company, each of its officers, directors, partners, members, legal counsel, accountants and each Person controlling the Company within the meaning of Section 15 of the Act each agent and any lead institution or underwriter for the Company and any of its directors, officers or partners or any Person who controls such agent, lead institution or underwriter (the "Company Group"), against any losses, claims, damages or liabilities, joint or several, to which a member of the Company Group may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Requesting Stockholder or Holder, or any agent thereof, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and such Requesting Stockholder or Holder shall reimburse such member of the Company Group for any legal or other expenses reasonably incurred by such member in connection with investigating and defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this paragraph shall not apply in the case of a sale directly by the Company of its securities (including a sale of such securities through any lead institution or underwriter retained by the Company to engage in a distribution solely on behalf of the Company) in which such untrue statement or omission or alleged untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company or such lead institution or underwriter failed to deliver a copy of the final or amended prospectus at or prior to the sale of the Registrable Shares.

            Each party entitled to indemnification under this Section 2(e) (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED THAT, counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except when material prejudice to the Indemnifying Party shall have resulted from the failure to give such notice. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. An Indemnifying Party shall not be liable for any settlement of any action, proceeding or claim effected without its prior written consent, which shall not be unreasonably withheld.

      (f) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 2(e) of this Agreement is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, any seller of Common Stock and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Common Stock (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement (or alleged statement) or omission (or alleged omission) and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Common Stock shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 2(e) of this Agreement were available. The Company and each such seller agrees with each other and the underwriters of the Common Stock, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Common Stock. For purposes of this subsection (f), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company or a seller of Common Stock within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company or a seller of Common Stock, as the case may be.

      (g) RULE 144. The Company covenants that it shall file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time; or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company shall provide a written statement as to whether it has complied with such requirements.

      (h) INFORMATION BY STOCKHOLDER. Each Stockholder shall promptly furnish to the Company such information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

      (i) HOLD-BACK AGREEMENT. The Stockholders, if requested by the Company or an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholders during the period commencing on the tenth day prior to the effective date of the Registration Statement and ending on the 90th day following the effective date of the Registration Statement, unless a longer period is requested by such underwriter, in which case such latter period of time shall not exceed 180 days; PROVIDED, HOWEVER, the Stockholders shall not be required to refrain from selling a larger percentage of the Registrable Shares than the similarly determined percentage of any other Person whose shares are included in the Registration Statement; and, PROVIDED, FURTHER, that the foregoing shall not in any way be construed to limit or otherwise negatively affect the "piggyback" registration rights granted to any Stockholder pursuant to Section 2(b) of this Agreement.

      3.    INFORMATION AS TO THE COMPANY AND RELATED COVENANTS

      (a) INSPECTION. From and after the date hereof, the Company shall permit each Stockholder, its nominee, assignees or its representative, so long as such Stockholder continues to hold at least five percent (5%) of the outstanding shares of Common Stock, to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with said Stockholder, its nominee, assignees and representative the finances and affairs of the Company and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested, provided that the business of the Company is not unreasonably interfered with.

      (b) CONFIDENTIALITY. The information and other material furnished under or in connection with this Agreement (whether furnished before or after the date hereof) constitutes or contains confidential business, financial or other information of the Company or its Subsidiaries, and each Stockholder covenants for itself and its directors, officers, partners, members and stockholders that it shall use due care to prevent its officers, directors, partners, members, employees, counsel, accountants and other authorized representatives from using or disclosing such information in any manner materially detrimental to the Company; PROVIDED, HOWEVER, such Stockholder may disclose or deliver any information or other material disclosed to or received by the Stockholder should such disclosure or delivery be required by law or legal process.

      4.    NOTICES

      (a) NOTICES. All communications under this Agreement shall be in writing and shall be delivered by hand delivery, mailed by overnight courier or by registered or certified mail, postage prepaid, or by facsimile transmission:

            (i)   if to any of the Stockholders, to:

                  E.M. Warburg, Pincus & Co., LLC
                  466 Lexington Avenue, 10th Floor
                  New York, New York  10017
                  Fax:  (212) 878-9351
                  Attention:  Douglas M. Karp

                  with a copy to:

                  Kelley Drye & Warren LLP
                  Two Stamford Plaza
                  281 Tresser Boulevard
                  Stamford, CT  06901
                  Fax:  (203) 327-2669
                  Attention:  John T. Capetta, Esq.

            (ii)  if to the Company, to:

                  Journal Register Company
                  State Street Square
                  50 West State Street
                  Trenton, New Jersey  08608-1298
                  Fax: (609) 396-8731
                  Attention:  Robert M. Jelenic

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Fax:  (212) 403-2000
                  Attention:  Andrew R. Brownstein, Esq.

      Any notice so addressed shall be deemed to be given if delivered by hand, on the date of such delivery by independent courier; if mailed by registered or certified mail, on the third business day after the date of such mailing; and if by facsimile transmission, upon confirmation of receipt.

      5.    MISCELLANEOUS

      (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

      (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the legal representatives, successors and assigns of each of the parties. Each Stockholder may assign all or any portion of its rights herein to any purchaser or other acquiror of some or all of the capital stock of the Company held by it; PROVIDED, HOWEVER, that the Company is furnished within a reasonable time after its request, such information as it shall reasonably request relating to such assignees.

      (c) ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and holders of a majority of the shares of Common Stock held by the Stockholders; PROVIDED, HOWEVER, that any amendment which adversely affects the rights of any Stockholder shall be binding on such Stockholder only if such Stockholder consents in writing to such amendment.

      (d) SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

      (e)  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

      (f) EXPENSES AND TAXES. The Company will pay, and save each Stockholder harmless from any and all liabilities (including interest and penalties) with respect to, or resulting from, any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable upon the execution and delivery of this Agreement.

      (g) REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed; (ii) documents received by each Stockholder pursuant hereto; and (iii) financial statements, certificates and other information previously or hereafter furnished to each Stockholder, may be reproduced by each Stockholder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Stockholder may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Stockholder in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      (h) USAGE. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      (i) THIRD-PARTY BENEFICIARIES. No Person, other than Thomas Hardy, Alan Leslie, Frances Leslie, Greta Pofcher and the estate of Munroe Pofcher, shall be, or deemed to be, a third-party beneficiary of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   WARBURG, PINCUS CAPITAL COMPANY, L.P.
                                   By:  Warburg, Pincus & Co.,
                                        its general partner


                                   By: /S/ GARY D. NUSBAUM
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   WARBURG, PINCUS CAPITAL PARTNERS, L.P.
                                   By:  Warburg, Pincus & Co.,
                                        its general partner


                                   By: /S/ GARY D. NUSBAUM
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   WARBURG, PINCUS INVESTORS, L.P.
                                   By:  Warburg, Pincus & Co.,
                                        its general partner


                                   By: /S/ GARY D. NUSBAUM
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   JOURNAL REGISTER COMPANY


                                   By: /S/ JEAN B. CLIFTON
                                       -----------------------------------------
                                   Name:
                                   Title: